UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2011

ACXIOM CORPORATION

(Exact Name of Registrant as Specified In Charter)

 Delaware

(State or Other Jurisdiction of Incorporation)

0-13163	71-0581897
(Commission File Number)	(IRS Employer Identification No)

601 E. Third St., Little Rock, Arkansas	72201
(Address of Principal Executive Offices)	(Zip Code)

501-342-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 5, 2011, Acxiom Corporation (the “Company”) announced that the Executive Committee of its Board of Directors (the “Board”) amended the terms of the Company’s share repurchase program (the “Repurchase Program”) that the Board previously authorized on August 30, 2011.  The amendment to the Repurchase Program (i) increases the maximum amount that the Company may purchase pursuant to the Repurchase Program to $50 million of its outstanding shares of common stock, not including any shares purchased pursuant to the Repurchase Program prior to December 5, 2011 and (ii) extends the term of the Repurchase Program until December 5, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2011	ACXIOM CORPORATION

By: /s/ Jerry C. Jones Jerry C. Jones Chief Legal Officer & Sr. Vice President